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                                                                   EXHIBIT 10.10

                                STOCK OPTION PLAN
                                       OF
                                   EMPI, INC.

     Empi, Inc. ("the Company"), a Minnesota corporation, hereby adopts this 1999 Stock Option Plan of Empi, Inc. (the "Plan"), effective as of August 31, 1999. This Plan shall constitute an amendment and restatement of both the Empi, Inc. 1987 Stock Option Plan and the Empi, Inc. 1997 Stock Option Plan for purposes of all options granted under either of such plans outstanding on August 31, 1999 for which the optionee elects continuation of his or her option(s) as of the closing of the Merger pursuant to that certain Agreement and Plan of Merger dated as of May 27, 1999, by and among the Company, MPI Holdings, L.L.C., a Delaware limited liability company and EI Merger Corp., a Minnesota corporation. The purposes of this Plan are as follows:

     (1) To further the growth, development and financial success of the Company and its Subsidiaries (as defined herein), by providing additional incentives to employees and directors of the Company and its Subsidiaries who have been or will be given responsibility for the management or administration of the Company's (or one of its Subsidiaries') business affairs, by assisting them to become owners of Common Stock, thereby benefiting directly from the growth, development and financial success of the Company and its Subsidiaries.

     (2) To enable the Company (and its Subsidiaries) to obtain and retain the services of the type of professional, technical and managerial employees and directors considered essential to the long-range success of the Company (and its Subsidiaries) by providing and offering them an opportunity to become owners of Common Stock under Options, including, in the case of employees, Options that are intended to qualify as "incentive stock options" under Section 422 of the Code (as defined herein).

                                   ARTICLE I.
                                   DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

Section 1.1 Affiliate

     "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where "control" shall have the meaning given such term under Rule 405 of the Securities Act.

Section 1.2 Board

     "Board" shall mean the Board of Directors of the Company.

Section 1.3 CEO

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     "CEO" shall mean Chief Executive Officer of the Company.

Section 1.4  Code

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5  Committee

     "Committee" shall mean the Committee appointed as provided in Section 6.1.

Section 1.6  Common Stock

     "Common Stock" shall mean the common stock, par value $0.01 per share, of the Company.

Section 1.7  Company

     "Company" shall mean Empi, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options outstanding under the Plan in a transaction to which
Section 424(a) of the Code applies.

Section 1.8  Corporate Event

     "Corporate Event" shall mean, as determined by the Committee (or by the Board, in the case of Options granted to Independent Directors) in its sole discretion, any transaction or event described in Section 7.1(a) or any unusual or nonrecurring transaction or event affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or changes in applicable laws, regulations, or accounting principles.

Section 1.9  Director

     "Director" shall mean a member of the Board.

Section 1.10 Eligible Representative

     "Eligible Representative" for an Optionee shall mean such Optionee's personal representative or such other person as is empowered under the deceased Optionee's will or the then applicable laws of descent and distribution to represent the Optionee hereunder.

Section 1.11 Employee

     "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company or one of its Subsidiaries, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.12 Exchange Act

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

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Section 1.13 Incentive Stock Option

     "Incentive Stock Option" shall mean an Option which qualifies under Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.14 Independent Director

     "Independent Director" shall mean a member of the Board who is not an Employee of the Company or any of its Subsidiaries.

Section 1.15 Non-Qualified Option

     "Non-Qualified Option" shall mean an Option which is not an "incentive stock option" under Section 422 of the Code and shall include an Option which is designated as a Non-Qualified Option by the Committee.

Section 1.16 Officer

     "Officer" shall mean an officer of the Company, as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

Section 1.17 Option

     "Option" shall mean an option granted under the Plan to purchase Common Stock. "Options" includes both Incentive Stock Options and Non-Qualified Options.

Section 1.18 Optionee

     "Optionee" shall mean an Employee or Independent Director to whom an Option is granted under the Plan.

Section 1.19 Plan

     "Plan" shall mean this 1999 Stock Option Plan of Empi, Inc.

Section 1.20 Secretary

     "Secretary" shall mean the Secretary of the Company.

Section 1.21 Securities Act

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.22 Stockholders Agreement

     "Stockholders Agreement" shall mean a Stockholders Agreement by and between the Company and an Optionee, as the same may be amended from time to time.

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Section 1.23 Subsidiary

     "Subsidiary" of any entity shall mean any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.24 Termination of Directorship

     "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including but not by way of limitation, a termination by resignation, failure to be elected or appointed, death or retirement. The Board, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Directorship.

Section 1.25 Termination of Employment

     "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company (or one of its Subsidiaries) is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding a termination where there is a simultaneous reemployment by the Company (or one of its Subsidiaries). The Committee shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section of the Code.

                                  ARTICLE II.
                             SHARES SUBJECT TO PLAN

Section 2.1  Shares Subject to Plan

     The shares of stock subject to Options shall be shares of Common Stock. Subject to Section 7.1, the aggregate number of such shares which may be issued upon exercise of Options shall not exceed 776,729.

Section 2.2  Unexercised Options

     If any Option (or portion thereof) expires or is canceled without having been fully exercised, the number of shares subject to such Option (or portion thereof) but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of
Section 2.1.

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                                  ARTICLE III.
                               GRANTING OF OPTIONS

Section 3.1  Eligibility

     Any Employee of the Company or one of its Subsidiaries and any Independent Director shall be eligible to be granted Options, except as provided in Section 3.2.

Section 3.2  Qualification of Incentive Stock Options

     No Incentive Stock Option shall be granted to any person who is not an Employee.

Section 3.3  Granting of Options to Employees

     (a) The Committee shall from time to time:

         (i) Select from among the Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

         (ii) Determine the number of shares to be subject to such Options granted to such Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

         (iii) Determine the terms and conditions of such Options, consistent with the Plan.

     (b) Upon the selection of an Employee to be granted an Option pursuant to
Section 3.3(a), the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may require as a condition to the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

Section 3.4  Granting of Option to Independent Directors

     (a) The Board shall from time to time:

         (i) Select from among the Independent Directors (including those to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;

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         (ii)  Determine the number of shares to be subject to such Options granted to such selected Independent Directors; and

         (iii) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that all Options granted to Independent Directors shall be Non-Qualified Options.

     (b) Upon the selection of an Independent Director to be granted an Option pursuant to Section 3.4(a), the Board shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Board may require as a condition to the grant of an Option to an Independent Director that the Independent Director surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Board deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

                                  ARTICLE IV.
                                TERMS OF OPTIONS

Section 4.1 Option Agreement

     Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.

Section 4.2 Exercisability of Options

     (a) Each Option shall become exercisable according to the terms of the applicable Stock Option Agreement; provided, however, that by a resolution adopted after an Option is granted the Committee (or the Board, in the case of Options granted to Independent Directors) may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

     (b) Except as otherwise provided in the applicable Stock Option Agreement, no portion of an Option which is unexercisable at Termination of Employment or Termination of Directorship, as applicable, shall thereafter become exercisable.

     (c) To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Subsidiary thereof) exceeds $100,000, such options shall be treated and taxable as Non-Qualified Options.

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The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted, and the stock issued upon exercise of options shall designate whether such stock was acquired upon exercise of an Incentive Stock Option. For purposes of these rules, the fair market value of stock shall be determined as of the date of grant of the Option granted with respect to such stock.

Section 4.3 Option Price

     (a) The price of the shares subject to each Option shall be set by the Committee (or the Board, in the case of Options granted to Independent Directors); provided, however, that in the case of an Incentive Stock Option, the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; and that in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the price per share shall not be less than 110% of the fair market value of such shares on the date such Incentive Stock Option is granted.

     (b) For purposes of the Plan, the fair market value of a share of Common Stock as of a given date shall be: (i) the closing price per share of the Common Stock on the principal exchange on which such shares are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the Common Stock is then listed as a National Market Issue under the NASD National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith and taking account of factors applicable to such shares such as their status as minority or non-controlling shares and any restrictions on the shares contained in this Plan or otherwise and that by their terms will never lapse.

Section 4.4 Expiration of Options

     No Option may be exercised to any extent by anyone after the first to occur of the following events:

     (a) The expiration of ten years from the date the Option was granted; or

     (b) With respect to an Incentive Stock Option in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation, the expiration of five years from the date the Incentive Stock Option was granted.

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                                   ARTICLE V.
                               EXERCISE OF OPTIONS

Section 5.1 Person Eligible to Exercise

     During the lifetime of the Optionee, only he or she may exercise an Option (or any portion thereof) granted to him or her; provided, however, that the Optionee's Eligible Representative may exercise his or her Option during the period of the Optionee's disability (as defined in Section 22(e)(3) of the Code) notwithstanding that an Option so exercised may not qualify as an Incentive Stock Option. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his or her Eligible Representative.

Section 5.2 Partial Exercise

     At any time and from time to time prior to the time when the Option becomes unexercisable under the Plan or the applicable Stock Option Agreement, the exercisable portion of an Option may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 Manner of Exercise

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

     (a) Notice in writing signed by the Optionee or his or her Eligible Representative, stating that such Option or portion is exercised, and specifically stating the number of shares with respect to which the Option is being exercised;

     (b) A copy of the Stockholders Agreement signed by the Optionee or Eligible Representative, as applicable;

     (c) (i) Full payment (in cash or by personal, certified or bank cashier check) for the shares with respect to which such Option or portion is thereby exercised; or

         (ii) With the consent of the Committee (or the Board, in the case of Options granted to Independent Directors), (A) shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) except with respect to Incentive Stock Options, shares of the Common Stock issuable to the Optionee upon exercise of the Option, with a fair market value (as determined under Section 4.3(b)) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

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          (iii) With the consent of the Committee (or the Board, in the case of
     Options granted to Independent Directors), any combination of the consideration provided in the foregoing subsections (i) and (ii);

     (d) The payment to the Company (in cash or by personal, certified or bank cashier check, or by any other means of payment approved by the Committee) of all amounts necessary to satisfy any and all federal, state and local tax withholding requirements arising in connection with the exercise of the Option;

     (e) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors) deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

     (f) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 Conditions to Issuance of Stock Certificates

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. A certificate of shares will be delivered to the Optionee at the Company's principal place of business within thirty days of receipt by the Company of the written notice and payment, unless an earlier date is agreed upon. Notwithstanding the above, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable; and

     (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option.

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Section 5.5 Rights as Stockholders

     The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such holder has signed a Stockholders Agreement and certificates representing such shares have been issued by the Company to such holder.

Section 5.6 Transfer Restrictions

     Shares acquired upon exercise of an Option shall be subject to the terms and conditions of a Stockholders Agreement. In addition, the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose further restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement.

                                  ARTICLE VI.
                                 ADMINISTRATION

Section 6.1 Committee

     The Committee shall consist of two or more Independent Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 6.2 Delegation by Committee

     Except as otherwise determined by the Committee, all rights, powers and duties of the Committee under the Plan (except those granted pursuant to Sections 3.3, 4.3, 5.3(c), 5.3(e), 5.6 and Article VII) shall be exercised by the CEO, subject to the approval of the Committee.

Section 6.3 Duties and Powers of CEO and the Committee

     It shall be the duty of the CEO, subject to the approval of the Committee, to conduct the general administration of the Plan in accordance with its provisions. The CEO, subject to the approval of the Committee, shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the terms and conditions applicable to "incentive stock options" within the meaning of Section 422 of the Code. All

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determinations and decisions made by the CEO and approved by the Committee under any provision of the Plan or of any Option granted thereunder shall be final, conclusive and binding on all persons.

Section 6.4 Compensation; Professional Assistance; Good Faith Actions

     The members of the Committee shall receive such compensation for their services hereunder as may be determined by the Board. All expenses and liabilities incurred by the members of the Committee or the Board in connection with the administration of the Plan shall be borne by the Company. The Committee or the Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the CEO, the Committee and the Board, in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII.
                                OTHER PROVISIONS

Section 7.1 Changes in Common Stock or Assets of the Company, Acquisition or
            Liquidation of the Company and Other Corporate Events

     (a) Subject to Section 7.1(d), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or change of control in respect of the Company or its capital stock or any sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or any of its Subsidiaries, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee (or the Board, in the case of Options granted to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of:

          (i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section
     2.1 on the maximum number and kind of shares which may be issued);

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          (ii)  The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options;

          (iii) The exercise price with respect to any Option; and

          (iv) The financial or other "targets" specified in each Stock Option Agreement for determining the exercisability of Options.

     (b) Subject to subsection (vi) below and Section 7.1(d), upon the occurrence of any Corporate Event, the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such Corporate Event or to give effect to such changes in laws, regulations or principles:

          (i) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event and either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of the vested portion of such Option (and such additional portion of the Option as the Board or Committee may determine) immediately prior to the occurrence of such transaction or event, or the replacement of such vested (and other) portion of such Option with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

          (ii) In its sole discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event, that the Option (or any portion thereof) cannot be exercised after such event;

          (iii) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event, that for a specified period of time prior to such Corporate Event, such Option shall be exercisable as to all shares covered thereby or a specified portion of such shares, notwithstanding anything to the contrary in (A) Section 4.2 or (B) the provisions of the applicable Stock Option Agreement;

          (iv) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the applicable Stock Option Agreement or by action taken prior to the occurrence of such Corporate Event, that upon such event,

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     such Option (or any portion thereof) be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

          (v) In its sole discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options (or any portion thereof) and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future; and

     (c) Subject to Section 7.1(d), the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its sole discretion, include such further provisions and limitations in any Stock Option Agreement as it may deem equitable and in the best interests of the Company and its Subsidiaries.

     (d) With respect to Incentive Stock Options, no adjustment or action described in this Section 7.1 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or any successor provisions, thereto, unless the Committee determines that the Plan and/or the Options are not to comply with Section 422(b)(1) of the Code. The number of shares of Common Stock subject to any Option shall always be rounded up to the next higher whole number.

Section 7.2 Options Not Transferable

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.2 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 7.3 Amendment, Suspension or Termination of the Plan

     The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without stockholder approval within twelve months before or after such action no action of the Board or the Committee may, except as provided in Section 7.1, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, reduce the minimum Option price requirements of Section 4.3(a), or extend the limit imposed in this Section 7.3 on the period during which options may be granted. Except as provided by Section 7.1, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore

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

granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten years from the date the Plan is adopted by the Board.

Section 7.4 Effect of Plan Upon Other Option and Compensation Plans

     The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for directors or employees of the Company (or any Subsidiary) or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 7.5 Approval of Plan by Stockholders

     This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan and the Plan and the Options granted hereunder will be effective upon approval by such stockholders as contemplated by Section 280G(b)(5)(A)(ii) of the Code and regulations thereunder as if a "change in control" occurred immediately following such approval. No Option may be exercised to any extent by anyone unless and until the Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said twelve-month period, the Plan and all Options theretofore granted shall thereupon be canceled and become null and void.

Section 7.6 Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 7.7 Conformity to Securities Laws

     The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder to the extent the Company or any Optionee are subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 7.8 Governing Law

     To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Minnesota.

Section 7.9 Severability

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

     In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of EMPI, Inc. on August 31, 1999.

     Executed on this 31/st/ day of August 1999.

                                                   _____________________________
                                                   Chief Financial Officer

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

                   FORM OF AMENDMENT TO STOCK OPTION AGREEMENT

     THIS AGREEMENT, dated August 31, 1999, is made by and between Empi Inc., a Minnesota corporation (the "Company"), and ________________, an employee of the Company (or one of its Subsidiaries, as defined herein), hereinafter referred to as "Optionee." This Agreement amends the following stock option agreement(s) between the Company and Optionee:

                 Name of Agreement                Date of Agreement

     WHEREAS, Optionee has previously been granted one or more options (the "Prior Options") to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the stock option agreements listed above and the Empi, Inc. 1997 Stock Option Plan and the Empi, Inc. 1987 Stock Option Plan (the "Prior Plan"); and

     WHEREAS, as a result of the Merger pursuant to that certain Agreement and Plan of Merger dated as of May 27, 1999 by and among the Company, MPI Holdings, L.L.C., a Delaware limited liability company, and EI Merger Corp., a Minnesota corporation ("Merger Sub"), pursuant to which Merger Sub will merge with any into the Company (the "Merger"), the Company will become the surviving corporation and the Company's Common Stock will no longer publicly traded as of August 31, 1999; and

     WHEREAS, pursuant to the Merger, the Committee has provided that unless exercised by Optionee prior to consummation of the Merger, all Prior Options that are not exercised prior to August 31, 1999 will be cancelled immediately upon the consummation the Merger; and

     WHEREAS, Optionee has not exercised certain of his or her Prior Options prior to the Merger; and

     WHEREAS, the Company has adopted the 1999 Stock Option Plan of Empi, Inc., effective as of August 31, 1999 (the "Plan"), in part as an amendment and restatement of the Prior Plan;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. Optionee has not exercised the Prior Options identified below (the "Continuing Options"), and Optionee hereby acknowledges that such Continuing Options will remain outstanding immediately following the consummation of the Merger.

  Number of Shares Covered by Option       Exercise Price        ISO/NOSO


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

     2. Optionee agrees and acknowledges that, effective as of the consummation of the Merger, notwithstanding anything to the contrary in the Prior Plan or the option agreements identified above, as a condition to the exercise of any Continuing Option, Optionee will execute a Stockholders Agreement in the form attached hereto as Exhibit A, which agreement will govern and impose certain restrictions on the shares of Common Stock acquired by exercise of any Continuing Option.

     3. Optionee agrees and acknowledges that, from and after the consummation of the Merger, the Continuing Options shall be subject to the terms and provisions of the option agreements in effect immediately prior to the Merger, as amended hereby, and as the same may be amended from time to time.

     4. Optionee agrees and acknowledges that, from and after the consummation of the Merger, the Continuing Options shall be subject to the terms and provisions of the Plan, as the same may be amended from time to time.

     5. The Continuing Options shall be fully vested and exercisable as of the consummation of the merger, and shall expire in accordance with the terms of the applicable option agreements identified above.

     6. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

     7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, legatees, successors and assigns.

     8. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

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

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                             Empi, INC.

                                             By:________________________________
                                                Name:  Patrick D. Spangler
                                                Title: Chief Financial Officer


                                             Name:______________________________
                                             Address:___________________________
                                             ___________________________________
                                             ___________________________________
                                             ___________________________________

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